Earnings Per Share	12 Months Ended
Jan. 31, 2022
Notes to Financial Statements
Earnings Per Share

Note 16 – Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share (“EPS”) (number of shares in thousands):

Year Ended	January 31,	January 31,	January 31,
	2022	2021	2020

Net income for purposes of calculating basic and diluted earnings per share	86,282	52,100	36,997
Weighted average shares outstanding	84,591	84,360	81,659
Dilutive effect of employee stock options	482	358	318
Dilutive effect of restricted and performance share units	1,127	1,038	890
Weighted average common and common equivalent shares outstanding	86,200	85,756	82,867
Earnings per share
Basic	1.02	0.62	0.45
Diluted	1.00	0.61	0.45

For the years ended January 31, 2022, 2021 and 2020, the application of the treasury stock method excluded 267,236, 1,750 and 350,464 stock options, respectively, from the calculation of diluted EPS as the assumed proceeds from the unrecognized stock-based compensation expense of such stock options that are attributed to future service periods made such stock options anti-dilutive.

For the years ended January 31, 2022, 2021 and 2020, 1,000, 71,161 and 5,909 stock options, respectively, were excluded from the calculation of diluted EPS as those options had an exercise price greater than or equal to the average market value of our common shares during the applicable periods and their inclusion would have been anti-dilutive.

Additionally, for the years ended January 31, 2022, 2021 and 2020, the application of the treasury stock method excluded PSUs and RSUs of nil, 43,002 and nil, respectively, from the calculation of diluted EPS as the unrecognized stock-based compensation expense of such PSUs and RSUs that are attributed to future service periods made such PSUs and RSUs anti-dilutive.